UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported) - January 24, 2006

                       Commission File Number: 000-254888

                           RG GLOBAL LIFESTYLES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             California                                  33-0230641
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     (State or jurisdiction of               (IRS Employer Identification No.)
   incorporation or organization)

                             30021 Tomas, Suite 200
                    Rancho Santa Margarita, California 92688
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          (Address of principal executive offices, including zip code)

                                 (949) 888-9500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Index to Pro Forma Financial Information
Item                                                                       Form


                                 Page References
                                 ---------------

The Pro Forma Financial information under the following captions is included herein:

Index

Introductory Statement                                                        3

Pro Forma Consolidated Statement of Earnings from Operations
(Unaudited) for the six months ending September 30, 2005                      4

Pro Forma Consolidated Balance Sheet (Unaudited) as of September 30, 2005     5

Notes to Pro Forma Consolidated Financial Statements                          6

Exhibits to Form 8-KA (Master Separation and Distribution Agreement and its exhibits)

                             Introductory Statement
                             ----------------------

On November 15, 2005 RG Global Lifestyles, Inc. (the "Company") announced on Form 8-K that it had entered into a Master Separation and Distribution Agreement (the "Agreement") with eleven shareholders of the Company, to distribute all of the shares of common stock of its wholly owned subsidiary Amerikal Nutraceutical Corp. ("Amerikal") to such shareholders in exchange for 7,500,000 shares of the Company's common stock. The transaction represents a material disposition of assets requiring the presentation of pro forma financial statements within 75 days of the announcement of the entry into the Agreement. The effective date of the Agreement was October 1, 2005. The Company completed the exchange of shares pursuant to the terms of the Agreement, by November 30, 2005. The business of RG Global Lifestyles, Inc. is to manage the operations of its wholly owned subsidiary Aquair, Inc., which distributes atmospheric water generating systems and related products.

The following pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Company. The notes to the unaudited pro forma financial information are an integral part thereof.

Pro Forma Consolidated Statements of Earnings from Operations
-------------------------------------------------------------

The following unaudited pro forma consolidated statements of earnings are based upon the consolidated statements of earnings of RG Global Lifestyles, Inc. (the "Company") and its wholly owned subsidiary Aquair, Inc. for the period between the last filing of the Form 10-KSB for the Company (March 31, 2005) and for the six months ending September 30, 2005, as if the disposition had taken place on April 1, 2005, after giving effect to the pro forma adjustments described in the note 2 to the pro forma financial statements. These pro forma statements are not necessarily indicative of the future results of operations or of the consolidated results of operations had the disposition taken place on April 1, 2005.

Pro Forma Consolidated Balance Sheet
------------------------------------

The following unaudited pro forma consolidated balance sheet is based upon the consolidated balance sheets of the Company and its Aquair subsidiary but absent the distributed Amerikal Nutraceutical Corp. subsidiary as of September 30, 2005, the day immediately prior to the effective date of the transaction, after giving effect to the proforma adjustments described in Note 3 to the pro forma financial statements. This pro forma balance sheet is not necessarily indicative of the financial position of the Company in the future or of the financial position of the Company had the disposition taken place on September 30, 2005.

                          R.G. Global Lifestyles, Inc.
                   (formerly L.L. Knickerbocker Company, Inc.)
                      Pro Forma Consolidated Balance Sheet
                                   (unaudited)

                                                                     As reported                    Pro Forma
                                                                    September 30,    Pro Forma     September 30,
                                                                        2005        Adjustments       2005
                                                                     -----------    -----------    -----------
Assets
Current assets:
    Cash and cash equivalents                                        $    87,358    $   (80,248)   $     7,110
    Accounts receivable                                                1,010,434     (1,010,434)          --
    Inventory                                                            144,717       (131,120)        13,597
    Prepaid expenses                                                      38,882         (6,240)        32,642
                                                                     -----------    -----------    -----------
      Total current assets                                             1,281,391     (1,228,042)        53,349
                                                                     -----------    -----------    -----------

    Fixed assets, net                                                     17,037        (17,037)          --

    Intangible assets, net                                               185,000       (175,000)        10,000
    Deposits held                                                        239,208        (64,218)       174,990
                                                                     -----------    -----------    -----------
      Total other assets                                                 424,208       (239,218)       184,990
                                                                     -----------    -----------    -----------

                                                                     $ 1,722,636    $(1,484,297)   $   238,339
                                                                     ===========    ===========    ===========

Liabilities and Stockholders' Equity

Current liabilities:
    Accounts payable                                                     130,006        (83,584)        46,422
    Accrued liabilities                                                    6,351         (6,351)          --
    Income taxes payable                                                 235,932       (234,068)         1,864
    Interest payable                                                      12,133           --           12,133
    Note payable                                                         600,000           --          600,000
                                                                     -----------    -----------    -----------
      Total current liabilities                                          984,422       (324,003)       660,419
                                                                     -----------    -----------    -----------

        Total liabilities                                                984,422       (324,003)       660,419
                                                                     -----------    -----------    -----------

Stockholders' equity:
    Preferred stock, $0.001, 10,000,000 shares
      authorized, no shares issued and outstanding                          --             --             --
    Common stock, $0.001 par value, 100,000,000 shares authorized,
      25,150,000 pre-distribution and 17,650,000 post-distribution
      shares issued and outstanding as of 9/30/05                         25,150         (7,500)        17,650
    Additional paid-in capital                                           295,279        192,719        487,998
    Prepaid compensation                                                 (26,123)          --          (26,123)
    Accumulated earnings                                                 443,908     (1,345,513)      (901,605)
                                                                     -----------    -----------    -----------
        Total stockholders' equity                                       738,214     (1,160,294)      (422,080)
                                                                     -----------    -----------    -----------

                                                                     $ 1,722,636    $(1,484,297)   $   238,339
                                                                     ===========    ===========    ===========

            See Notes to Pro Forma Consolidated Balance Statements.

                          R.G. Global Lifestyles, Inc.
                   (formerly L.L. Knickerbocker Company, Inc.)
                 Pro Forma Consolidated Statements of Operations
                                   (unaudited)

                                                                           Pro Forma
                                                          As reported     Adjustments     Pro Forma
                                                         September 30,   September 30,   September 30,
                                                             2005            2005            2005
                                                         ------------    ------------    ------------
Revenue
   Product sales                                         $  1,934,717    $ (1,923,877)   $     10,840
   Cost of sales                                              796,344        (786,964)          9,380
                                                         ------------    ------------    ------------

Gross profit                                                1,138,373      (1,136,913)          1,460

Expenses
   Advertising and marketing                                  191,808        (191,808)           --
   Commissions                                                 32,886          (8,805)         24,081
   Consulting services                                        157,992        (109,750)         48,242
   Depreciation and amortization                               52,406         (52,406)           --
   General and administrative expenses                        167,515        (131,306)         36,209
   Professional fees                                          165,102          (8,826)        156,276
   Rent - related party                                        36,000         (12,000)         24,000
   Salaries and wages                                         126,970        (126,970)           --
                                                         ------------    ------------    ------------
     Total expenses                                           930,679        (641,871)        288,808
                                                         ------------    ------------    ------------

Net income from operations                                    207,694        (495,042)       (287,348)
                                                         ------------    ------------    ------------
Other income (expense)
   Interest income                                                724            (441)            283
   Tax refund                                                   1,551          (1,065)            486
   Interest expense                                           (12,133)           --           (12,133)
                                                         ------------    ------------    ------------
     Total other income (expense)                              (9,858)         (1,506)        (11,364)

Net income before income tax                                  197,836        (496,548)       (298,712)
                                                         ------------    ------------    ------------
Income tax expense
   Current federal                                            (72,696)        (42,304)       (115,000)
   Current state                                              (24,000)         23,200            (800)
                                                         ------------    ------------    ------------
     Total income tax expense                                 (96,696)        (19,104)       (115,800)

Net income                                               $    101,140    $   (515,652)   $   (414,512)
                                                         ============    ============    ============

Weighted average number of
   common shares outstanding - basic and fully diluted     25,150,000      (7,500,000)     17,650,000
                                                         ============    ============    ============

Net income per share - basic & fully diluted             $      0.00                     $     ($0.02)
                                                         ============                    ============

            See Notes to Pro Forma Consolidated Financial Statements.

RG GLOBAL LIFESTYLES, INC. AND SUBSIDIARY
Notes to Pro Forma Consolidated Financial Statements-unaudited

1. Effective as of close of business on September 30, 2005, the Company completed the exchange of shares representing the disposition of its Amerikal Nutraceutical Corp. subsidiary ("Amerikal") in exchange for 7,500,000 of the Company's common stock, pursuant to the terms of a Master Separation and Distribution Agreement entered into on November 15, 2005 (the "Agreement.") The effective date of the Agreement is October 1, 2005. The terms of the Agreement also required the recipient shareholders to place 315,561 of their shares of the Company's common stock into an escrow to fund the indemnification of the Company and Amerikal in case of claims brought against them before November 16, 2006 and resulting from the Agreement or the Company's discontinuance of operations performed by Amerikal.

2. The pro forma consolidated statements of earnings for the six months ending September 30, 2005 have been adjusted to eliminate revenues and expenses of the Amerikal Nutraceutical Corp. subsidiary, as if the disposition had taken place on April 1, 2005. The pro forma data does not purport to be indicative of the results which would actually have been reported had the disposition occurred on the date assumed or which may be reported in the future. The pro forma consolidated statements of earnings have been prepared based upon the Company's belief that the transaction described in Note 1 will qualify as the distribution of a controlled corporation and receive tax-free treatment under Section 355 of the Internal Revenue Code, and accordingly the pro forma financial statements do not reflect any gain or loss resulting from the disposition of the Amerikal Nutraceutical Corp. subsidiary.

3. The pro forma consolidated balance sheet reflects the disposition of the Amerikal Nutracuetical Corp. subsidiary as if it had been consummated on September 30, 2005. Pro forma adjustments have been made to reflect the elimination of all net assets and all intercompany transactions involving the distributed subsidiary during the period from April 1, 2005 to and including September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2006


By:
      ------------------------------------------------------
      Louis L. Knickerbocker, Chief Executive Officer
      William C. Hitchcock, Chief Financial Officer




Index to Exhibits


10.2     Master Separation and Distribution Agreement dated November 15, 2005